Asset Retirement Obligation	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Asset Retirement Obligation
Asset Retirement Obligation

11. Asset Retirement Obligation

The following table summarizes changes in the Company’s ARO (in thousands):

	2020	2019
Balance at January 1,	$4,374	$5,832
Accretion expense	187	211
Balance at June 30,	$4,561	$6,043

10.  Asset Retirement Obligation

The following table summarizes changes in the Company’s ARO (in thousands):

	December 31,
	2019	2018
Balance, beginning of year	$5,832	$21,548
Accretion expense	422	1,271
Changes in estimates	(1,880)	(16,987)
Balance, end of year	$4,374	$5,832

Changes in estimates during the year ended December 31, 2019 were driven by increased equipment and diesel costs but were more than offset by an increase in our credit-adjusted risk free rate, which is used to discount the future reclamation costs. Changes in estimate during 2018 were primarily a result of the Company extending the life-of-mine estimate to 30 years. Due to the extended life of mine, reclamation expenditures are delayed by approximately 25 years from the prior estimated schedule. As of December 31, 2019, the Company estimated that no significant reclamation expenditures will be made until 2047 and that reclamation work will be completed by the end of 2065.